UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: January 15, 2010

                 The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

102 South Main Street, Greenville, South Carolina                  29601

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 15, 2010, Christopher T. Holmes resigned from his position as Executive Vice President – Director of Corporate Financial Services of The South Financial Group, Inc. Mr. Holmes will be relocating to the Nashville, Tennessee area. The Company expressed appreciation for his contributions to the organization.

The Company also announced that Richard W. Bradshaw, currently EVP-Director of SBA Lending, will assume the title of Director of Corporate Financial Services and report to James R. Gordon, the Company’s CFO. In addition to leading the SBA Lending division, Mr. Bradshaw will assume oversight responsibility for the Mortgage and Insurance Services areas.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

January 15, 2010	By:	/s/ William P. Crawford, Jr.

William P. Crawford, Jr.

Executive Vice President, General Counsel and Secretary

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